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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-63103 and 333-42895.

/s/  ARTHUR ANDERSEN LLP
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     ARTHUR ANDERSEN LLP

Chicago, Illinois
February 17, 2000